EXHIBIT 99.4

SERIES 2000-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES

Closing Date                                                         27-Mar-00
Determination Date                                                   01-Jan-04
Notice Date                                                          09-Jan-04
Distribution Date                                                    12-Jan-04
Start Accrual Period                                                 14-Oct-03
End Accrual Period                                                   12-Jan-04
No. Of Days in Accrual Period                                               90
Start Collection Period                                              01-Oct-03
End Collection Period                                                31-Dec-03
No. Of Days in Collection Period                                            92
Distribution Month                                        Yes
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SECURITIES ON ISSUE                                          NO. OF                INITIAL INVESTED       INITIAL INVESTED
                                                          CERTIFICATES               AMOUNT (US$)            AMOUNT (A$)
                                                          ------------             ----------------       ----------------

   Class A-1 Notes                                               9,550              955,000,000.00          1,577,208,918
   Class A-2 Notes                                               1,500                         -              150,000,000
   Class B Notes                                                   150                         -               15,000,000
   Redraw Bond - series 1                                            0                         -                      -
   Redraw Bond - series 2                                            0                         -                      -

   US$/A$ exchange rate at issue                                0.6055
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INTEREST RATE FOR ACCRUAL PERIOD
                                                                       Bank                Interest            Interest
                                                                    Bill Rate               Margin                Rate
                                                                    ---------              --------            --------

   Class A-1 Notes (payable to Currency Swap Provider)               4.9617%               0.3819%             5.34361%
   Class A-2 Notes                                                   4.9617%               0.3900%              5.3517%
   Class B Notes                                                     4.9617%               0.7000%              5.6617%
   Redraw Bond - series 1                                            0.0000%                 -                  0.0000%
   Redraw Bond - series 2                                            0.0000%                 -                  0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period              4.9617%
Facilities BBSW                                                      4.9617%
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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                                                        PER CERT.              AGGREGATE
                                                                                        ---------              ---------

Total Interest Amount:
   Class A-1 Notes                                                                         710.14            6,781,837.00
   Class A-2 Notes                                                                         430.64              645,960.00
   Class B Notes                                                                         1,297.87              194,680.50
   Redraw Bond - series 1                                                                       -                       -
   Redraw Bond - series 2                                                                       -                       -
Principal:
   Class A-1 Notes                                                                       5,489.69           52,426,582.16
   Class A-2 Notes                                                                       3,324.01            4,986,015.00
   Class B Notes                                                                         3,173.95              476,092.50
   Redraw Bond - series 1                                                                       -                       -
   Redraw Bond - series 2                                                                       -                       -
Total:
   Class A-1 Notes                                                                       6,199.83           59,208,419.16
   Class A-2 Notes                                                                       3,754.65            5,631,975.00
   Class B Notes                                                                         4,471.82              670,773.00
   Redraw Bond - series 1                                                                       -                       -
   Redraw Bond - series 2                                                                       -                       -
   Total                                                                                14,426.30           65,511,167.16
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POOL FACTORS                                                                             Last                  Current
                                                                                     Distribution           Distribution
                                                                                         Date                    Date
                                                                                     -------------           ------------

   Class A-1 Notes                                                                     0.32634300             0.29310290
   Class A-2 Notes                                                                     0.32634300             0.29310290
   Class B Notes                                                                       0.92968880             0.89794930
   Redraw Bond - series 1                                                                       -                      -
   Redraw Bond - series 2                                                                       -                      -

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QUARTERLY CASHFLOW WORKING SHEET
                                                                                       Per Certificate                Aggregate
                                                                                              $                           $
                                                                                       ----------------            -------------
  Finance Charge Collections                                                                                        9,289,740.14
  Finance Charge Collections - Repurchases                                                                                   -
  Finance Charge Damages                                                                                                     -
  Income due to Seller                                                                                                       -
  Other Income                                                                                                        595,178.85
Preliminary Income Amount                                                                                           9,884,918.99

  Taxes                                                                                                                    80.00
  Trustee Fee                                                                                                          35,249.91
  Security Trustee Fee                                                                                                        -
  Manager Fee                                                                                                           42,727.16
  Servicing Fee                                                                                                        356,059.65
  Liquidity Commitment Fee                                                                                              11,835.62
  Redraw Commitment Fee                                                                                                  6,164.38
  Support Facility Payments                                                                                            655,513.73
  Support Facility Receipts                                                                                                   -
  Expenses                                                                                                               9,537.93
  Previous Unpaid Facility Int Chg  - Liquidity                                                                               -
  Liquidity Interest Charge + Previous Unpaid                                                                                 -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                         -
  Redraw Interest Charge + Previous Unpaid                                                                                    -
  Repayment of Liquidity Facility                                                                                             -
  Total Interest Amount - Class A-1 Notes                                                                           6,781,837.00
                        - Class A-2 Notes                                                                             645,960.00
                        - Class B Notes                                                                               194,680.50
                        - Redraw Bonds - series 1                                                                            -
                        - Redraw Bonds - series 2                                                                            -
REQUIRED INCOME AMOUNT                                                                                              8,739,645.88

Income Shortfall                                                                                                             -
Liquidity Facility Draw                                                                                                      -

Principal Chargeoff Unreimbursement                                                                                          -
Principal Chargeoff                                                                                                          -
Total Principal Chargeoff Reimbursement Due                                                                                  -

PAYMENT ALLOCATION CASCADE

  Preliminary Income Amount                                                                                         9,884,918.99
  Liquidity Facility Draw                                                                                                    -
Available Income Amount                                                                                             9,884,918.99

                                                                                                                   QUARTER TO DATE
                                                                            DUE              AVAILABLE     ALLOCATION/DISTRIBUTION
                                                                    ------------         -------------     -----------------------
  Taxes                                                                   80.00           9,884,918.99                     80.00
  Trustee Fee                                                         35,249.91           9,884,838.99                 35,249.91
  Security Trustee Fee                                                      -             9,849,589.08                       -
  Manager Fee                                                         42,727.16           9,849,589.08                 42,727.16
  Servicing Fee                                                      356,059.65           9,806,861.92                356,059.65
  Liquidity Commitment Fee                                            11,835.62           9,450,802.27                 11,835.62
  Redraw Commitment Fee                                                6,164.38           9,438,966.65                  6,164.38
  Support Facility Payments                                          655,513.73           9,432,802.27                655,513.73
  Support Facility Receipts                                                 -             8,777,288.54                       -
  Expenses                                                             9,537.93           8,777,288.54                  9,537.93
  Liquidity Interest Charge                                                 -             8,767,750.61                       -
  Repayment of Liquidity Facility                                           -             8,767,750.61                       -
-----------------------------------------------------|
  Interest Amount Payable - Redraw Facility          |                      -             8,767,750.61                       -
                          - Class A-1 Notes          |             6,781,837.00           8,767,750.61              6,781,837.00
                          - Class A-2 Notes          |               645,960.00           1,985,913.61                645,960.00
                          - Redraw Bonds - series 1  |                      -             1,339,953.61                       -
                          - Redraw Bonds - series 2  |                      -             1,339,953.61                       -
-----------------------------------------------------|
                          - Class B Notes                            194,680.50           1,339,953.61                194,680.50

Total Principal Chargeoff Reimbursement                                     -             1,145,273.11                       -
Excess Distribution                                                                                                 1,145,273.11

                                  Page 2 of 6

Unpaid Facility Int Chg  - Liquidity                                                                                         -
                         - Redraw                                                                                            -
Unpaid Security Interest Amount   - Class A-1 Notes                                                                          -
                                  - Class A-2 Notes                                                                          -
                                  - Class B Notes                                                                            -
                                  - Redraw Bonds - series 1                                                                  -
                                  - Redraw Bonds - series 2                                                                  -

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                                48,000,000.00
Beginning Liquidity Commitment Facility                                                                            48,000,000.00
Previous Liquidity Facility Draw                                                                                             -
Repayment of Liquidity Facility                                                                                              -
Liquidity Facility Draw                                                                                                      -
Ending Liquidity Commitment Facility                                                                               48,000,000.00

Redraw Commitment Facility Limit                                                                                   50,000,000.00
Beginning Redraw Commitment Facility                                                                               50,000,000.00
Previous Redraw Facility Draw                                                                                                -
Previous Redraw Facility Draw - Chargeoffs                                                                                   -
Repayment of Redraw Facility                                                                                                 -
Repayment of Unreimbursed Chargeoffs                                                                                         -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                               -
Redraw Facility Available to Draw                                                                                  50,000,000.00
Redraw Facility Draw                                                                                                         -
Ending Redraw  Commitment Facility                                                                                 50,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET

                                                                                          PER CERTIFICATE            AGGREGATE
INTEREST AMOUNT                                                                                   $                      $
---------------                                                                           ---------------            ---------

CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                       -                         -
Security  Interest Amount                                                                       710.14              6,781,837.00
Total Interest Amount                                                                                               6,781,837.00

Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                                                 -
Security  Interest Amount                                                                                           6,781,837.00
Interest Amount Payable                                                                         710.14              6,781,837.00
Unpaid Security Interest Amount                                                                                              -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                       -                         -
Security  Interest Amount                                                                       430.64                645,960.00
Total Interest Amount                                                                                                 645,960.00

Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                                                 -
Security  Interest Amount                                                                                             645,960.00
Interest Amount Payable                                                                         430.64                645,960.00
Unpaid Security Interest Amount                                                                                              -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                       -                         -
Security  Interest Amount                                                                     1,297.87                194,680.50
Total Interest Amount                                                                                                 194,680.50

Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                                                 -
Security  Interest Amount                                                                                             194,680.50
Interest Amount Payable                                                                       1,297.87                194,680.50
Unpaid Security Interest Amount                                                                                              -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                       -                         -
Security  Interest Amount                                                                          -                         -
Total Interest Amount                                                                                                        -

Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                                                 -
Security  Interest Amount                                                                                                    -
Interest Amount Payable                                                                            -                         -
Unpaid Security Interest Amount                                                                                              -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                       -                         -
Security  Interest Amount                                                                          -                         -
Total Interest Amount                                                                                                        -

Unpaid Security Interest Amount (after last Distribution Date)                                                               -
Interest on  Unpaid Security Interest Amount                                                                                 -
Security  Interest Amount                                                                                                    -
Interest Amount Payable                                                                            -                         -
Unpaid Security Interest Amount                                                                                              -

PRINCIPAL AMOUNT
Principal Collections                                                                                              68,164,892.00
Principal Collections - Repurchases                                                                                          -
  less Repayment Of Redraw Facility                                                                                          -
  less Total Customer Redraw                                                                                      (10,276,202.12)
  plus Redraw Facility Draw                                                                                                  -
  plus Redraw Bonds Issue this month                                                                                         -
  Aggregate Principal Damages from Seller & Servicer                                                                         -
  Principal Chargeoff Reimbursement - Class B Notes                                                                          -
                                    - Class A-1 Notes                                                                        -
                                    - Class A-2 Notes                                                                        -
                                    - Redraw Bonds - Series 1                                                                -
                                    - Redraw Bonds - Series 2                                                                -
                                    - Redraw Facility                                                                        -
  Principal rounding b/f                                                                                                    0.93

  Scheduled Principal Amount                                                              3,359,494.22
  Unscheduled Principal Amount Partial less redraws                                      36,622,496.65
  Unscheduled Principal Amount - Partial Prepayment                                      46,898,698.77
  Unscheduled Principal Amount - Full Prepayment                                         17,906,699.01
  Unscheduled Principal Amount - less redraws + C/O Reim                                 54,529,195.66


Total Available Principal Amount for Redraw Bonds                                                                  57,888,690.81


                                  Page 4 of 6

Principal Distribution - Redraw Bonds - Series 1                                                   -                         -
Principal Distribution - Redraw Bonds - Series 2                                                   -                         -

Principal rounding b/f                                                                                                      0.93
Total Unscheduled Principal Amount                                                                                 54,529,195.66
Total Scheduled Principal Amount                                                                                    3,359,494.22
Total Available Principal Amount for Notes                                                                         57,888,690.81

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                              70%
Class A Available Principal Payment
        Class A-1 Principal Payment                                                           5,489.69             52,426,582.16
        Class A-2 Principal Payment                                                           3,324.01              4,986,015.00
Class B Principal Payment                                                                     3,173.95                476,092.50

Principal rounding c/f                                                                                                      1.15

Outstanding Principal - beginning period                                                                          577,607,871.09
less Principal Repayment                                                                                          (68,164,892.00)
plus Total Customer Redraw                                                                                         10,276,202.12
less Principal Losses                                                                                                        -
Outstanding Principal - Closing period                                                                            519,719,181.21

PRINCIPAL LOSSES
Principal Losses                                                                                                             -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                     -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                               -
Net Principal Losses                                                                                                         -
Principal Chargeoff - Class B Notes                                                                                          -
                    - Class A-1 Notes                                                                                        -
                    - Class A-2 Notes                                                                                        -
                    - Redraw Bonds Series 1                                                                                  -
                    - Redraw Bonds Series 2                                                                                  -
                    - Redraw Facility                                                                                        -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -

CLASS A-2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                  -
Principal Chargeoff                                                                                                          -
Principal Chargeoff Reimbursement                                                                                            -
Ending Unreimbursed Principal Chargeoffs                                                                                     -


INVESTORS BALANCE OUTSTANDING WORKSHEET

                                                                                         Aggregate                 Aggregate
                                                                                            US$                        A$
                                                                                       ---------------         ------------------

CLASS A-1 NOTES
Initial Invested Amount                                                                 955,000,000.00          1,577,208,918.25
  previous Principal Distribution                                                       643,342,435.00          1,062,497,828.24
  Principal Distribution for current period                                              31,744,295.50             52,426,582.16
Total Principal Distribution to date                                                    675,086,730.50          1,114,924,410.40
Beginning Invested Amount                                                               311,657,565.00            514,711,090.01
Ending Invested Amount                                                                  279,913,269.50            462,284,507.85
Unreimbursed Principal Chargeoffs                                                                  -                         -
Beginning Stated Amount                                                                 311,657,565.00            514,711,090.01
Ending Stated Amount                                                                    279,913,269.50            462,284,507.85

CLASS A-2 NOTES
Initial Invested Amount                                                                                           150,000,000.00
  previous Principal Distribution                                                                                 101,048,550.00
  Principal Distribution for current period                                                                         4,986,015.00
Total Principal Distribution to date                                                                              106,034,565.00
Beginning Invested Amount                                                                                          48,951,450.00
Ending Invested Amount                                                                                             43,965,435.00
Unreimbursed Principal Chargeoffs                                                                                            -
Beginning Stated Amount                                                                                            48,951,450.00
Ending Stated Amount                                                                                               43,965,435.00

CLASS B NOTES
Initial Invested Amount                                                                                            15,000,000.00
  previous Principal Distribution                                                                                   1,054,668.00
  Principal Distribution for current period                                                                           476,092.50
Total Principal Distribution to date                                                                                1,530,760.50
Beginning Invested Amount                                                                                          13,945,332.00
Ending Invested Amount                                                                                             13,469,239.50
Unreimbursed Principal Chargeoffs                                                                                            -
Beginning Stated Amount                                                                                            13,945,332.00
Ending Stated Amount                                                                                               13,469,239.50

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                             -
Initial Invested Amount                                                                                                      -
  Principal Distribution (after last Distribution Date)                                                                      -
  Principal Distribution for current period                                                                                  -
Total Principal Distribution to date                                                                                         -
Beginning Invested Amount                                                                                                    -
Ending Invested Amount                                                                                                       -
Unreimbursed Principal Chargeoffs                                                                                            -
Beginning Stated Amount                                                                                                      -
Ending Stated Amount                                                                                                         -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                             -
Initial Invested Amount                                                                                                      -
  Principal Distribution (after last Distribution Date)                                                                      -
  Principal Distribution for current period                                                                                  -
Total Principal Distribution to date                                                                                         -
Beginning Invested Amount                                                                                                    -
Ending Invested Amount                                                                                                       -
Unreimbursed Principal Chargeoffs                                                                                            -
Beginning Stated Amount                                                                                                      -
Ending Stated Amount                                                                                                         -


                    Form 8-K Required Collateral information

                         Series 2000-1G Medallion Trust


 Series 2000-1G Medallion Trust Data as at opening of business on the preceding determination date of January 1, 2004



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OUTSTANDING MORTGAGE BALANCE (AUD)
---------------------------------

                                            AMOUNT                        WAC
                                      ------------             --------------
------------------------------------------------------------------------------
   - Variable Rate Housing Loans      $440,708,054                      6.79%
   - Fixed 1 Year                      $36,970,873                      6.69%
   - Fixed 2 Year                      $13,494,978                      6.60%
   - Fixed 3 Year                      $11,885,767                      6.62%
   - Fixed 4 Year                       $4,711,627                      6.55%
   - Fixed 5 Year                      $13,863,495                      6.64%
                                      ------------             --------------
   TOTAL POOL                         $521,634,794                      6.77%
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DELINQUENCY INFORMATION
-----------------------
                                                     AUD AMOUNT OF
                           NO OF LOANS   % OF POOL           LOANS  % OF POOL
                           -----------   ---------   -------------  ---------


  31-60 days                        20       0.31%   $2,360,593.87   0.45%
  61-90 days                         6       0.09%     $641,405.46   0.12%
  90+ days                          11       0.17%   $1,227,956.71   0.24%

MORTGAGEE IN POSSESSION
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